Morgan Stanley Institutional Fund Trust
Results of Special Shareholder Meeting

On August 1, 2006, a Special Meeting of Shareholders of the Fund
was scheduled in order to vote on the proposals set forth below.
In the case of certain proposals listed below the quorum
necessary in order to hold the meeting was not obtained, and, therefore, the meeting was adjourned several times, most recently until November 30, 2006, to permit further solicitation of
proxies.

(1) Election of Trustees:

                                    For    Withhol  Absta   BNV*
                                              d       in     **
Frank L.                         671,733,4  3,030,7      0      0
Bowman.................                 08       68
Kathleen A.                      671,742,6  3,021,5      0      0
Dennis..................                45       31
Michael F.                       671,735,3  3,028,8      0      0
Klein...................                23       53
W. Allen                         671,735,5  3,028,6      0      0
Reed....................                27       49

(2) Modify certain fundamental investment restrictions:

                Portfolio       For     Against  Abstain   BNV***
   Modify     Advisory2      200,052,4        0        0         0
fundamental                         74
   policy
 regarding
diversificat
    ion
              Balanced1      17,838,34  137,023   15,912   719,838
                                     9
              Core Fixed     10,724,98  226,572  381,573   332,223
              Income3                7
              Core Plus      119,842,8  550,386  1,889,3  33,820,6
              Fixed Income1         19                42        56
              Equities Plus1 2,500,000        0        0         0
              High Yield3    20,476,91  307,706  793,831  3,543,13
                                     5                           4
              Intermediate   13,249,45        0        0   383,965
              Duration1              6
              Investment     23,880,80  122,354  107,394  8,731,38
              Grade Fixed            7                           9
              Income1
              Limited              N/A      N/A      N/A       N/A
              Duration*
              Mid Cap              N/A      N/A      N/A       N/A
              Growth*
              Municipal1     28,881,12  100,280  149,072  14,633,3
                                     4                          04
              U.S. Mid Cap         N/A      N/A      N/A       N/A
              Value**
              U.S. Small Cap       N/A      N/A      N/A       N/A
              Value**
              Value2         17,190,20  749,716  264,009  7,042,78
                                     4                           4
   Modify     Advisory2      200,052,4        0        0         0
fundamental                         74
   policy
 regarding
 borrowing
   money
              Advisory       11,958,03        0        0         0
              Foreign Fixed          9
              Income2
              Advisory          73,179        0        0         0
              Foreign Fixed
              Income II2
              Balanced1      17,777,54  188,561   25,180   719,838
                                     3
              Core Fixed     10,623,86  309,756  399,512   332,223
              Income3                4
              Core Plus      116,050,3  4,327,1  1,905,0  33,820,6
              Fixed Income1         81       00       66        56
              Equities Plus1 2,500,000        0        0         0
              High Yield3    20,283,67  472,321  822,457  3,543,13
                                     4                           4
              Intermediate   13,249,45        0        0   383,965
              Duration1              6
              International        N/A      N/A      N/A       N/A
              Fixed Income**
              Investment     23,847,80  147,115  115,634  8,731,38
              Grade Fixed            6                           9
              Income1
              Limited              N/A      N/A      N/A       N/A
              Duration*
              Mid Cap Growth       N/A      N/A      N/A       N/A
              *
              Municipal1     28,819,08  148,410  162,979  14,633,3
                                     7                          04
              U.S. Mid Cap         N/A      N/A      N/A       N/A
              Value**
              U.S. Small Cap       N/A      N/A      N/A       N/A
              Value**
              Value2         16,584,13  1,314,3  305,409  7,042,78
                                     9       81                  4
   Modify     Advisory2      200,052,4        0        0         0
fundamental                         74
   policy
 regarding
   loans
              Advisory       11,958,03        0        0         0
              Foreign Fixed          9
              Income2
              Advisory          73,179        0        0         0
              Foreign Fixed
              Income II2
              Balanced1      17,802,17  156,719   32,395   719,838
                                     0
              Core Fixed     10,631,73  299,226  402,175   332,223
              Income3                1
              Core Plus      120,020,2  671,687  1,590,6  33,820,6
              Fixed Income1         46                14        56
              Equities Plus1 2,500,000        0        0         0
              High Yield3    20,308,90  449,969  819,577  3,543,13
                                     6                           4
              Intermediate   13,249,45        0        0   383,965
              Duration1              6
              International        N/A      N/A      N/A       N/A
              Fixed Income**
              Investment     23,849,54  139,956  121,058  8,731,38
              Grade Fixed            1                           9
              Income1
              Limited              N/A      N/A      N/A       N/A
              Duration*
              Mid Cap              N/A      N/A      N/A       N/A
              Growth*
              Municipal1     28,797,16  156,089  177,218  14,633,3
                                     9                          04
              U.S. Mid Cap         N/A      N/A      N/A       N/A
              Value**
              U.S. Small Cap       N/A      N/A      N/A       N/A
              Value**
              Value2         16,960,61  828,178  415,137  7,042,78
                                     4                           4
   Modify     Advisory2      200,052,4        0        0         0
fundamental                         74
   policy
 regarding
 investment
     in
commodities,
 commodity
 contracts
and futures
 contracts
              Advisory       11,958,03        0        0         0
              Foreign Fixed          9
              Income2
              Advisory          73,179        0        0         0
              Foreign Fixed
              Income II2
              Balanced1      17,814,06  142,241   34,976   719,838
                                     7
              Core Fixed     10,658,27  263,352  411,510   332,223
              Income3                0
              Core Plus      119,722,1  966,729  1,593,6  33,820,6
              Fixed Income1         35                84        56
              Equities Plus1 2,500,000        0        0         0
              High Yield3    20,351,26  358,714  868,472  3,543,13
                                     6                           4
              Intermediate   13,249,45        0        0   383,965
              Duration1              6
              International        N/A      N/A      N/A       N/A
              Fixed Income**
              Investment     23,857,11  136,519  116,924  8,731,38
              Grade Fixed            2                           9
              Income1
              Limited              N/A      N/A      N/A       N/A
              Duration*
              Mid-Cap              N/A      N/A      N/A       N/A
              Growth*
              Municipal1     28,818,81  150,367  161,299  14,633,3
                                     0                          04
              U.S. Mid Cap         N/A      N/A      N/A       N/A
              Value**
              U.S. Small Cap       N/A      N/A      N/A       N/A
              Value**
              Value2         16,539,81  1,324,1  339,947  7,042,78
                                     8       64                  4
   Modify     Advisory2      200,052,4        0        0         0
fundamental                         74
   policy
 regarding
issuance of
   senior
 securities
              Advisory       11,958,03        0        0         0
              Foreign Fixed          9
              Income2
              Advisory          73,179        0        0         0
              Foreign Fixed
              Income II2
              Balanced1      17,823,06  142,830   25,393   719,838
                                     1
              Core Fixed     10,691,48  233,477  408,174   332,223
              Income3                1
              Core Plus      120,130,3  569,756  1,582,4  33,820,6
              Fixed Income1         65                27        56
              Equities Plus1 2,500,000        0        0         0
              High Yield3    20,352,97  357,754  867,722  3,543,13
                                     6                           4
              Intermediate   13,249,45        0        0   383,965
              Duration1              6
              International        N/A      N/A      N/A       N/A
              Fixed Income**
              Investment     23,872,81  128,161  109,575  8,731,38
              Grade Fixed            9                           9
              Income1
              Limited              N/A      N/A      N/A       N/A
              Duration*
              Mid Cap              N/A      N/A      N/A       N/A
              Growth*
              Municipal1     28,873,63  121,449  135,391  14,633,3
                                     6                          04
              U.S. Mid Cap         N/A      N/A      N/A       N/A
              Value**
              U.S. Small Cap       N/A      N/A      N/A       N/A
              Value**
              Value2         17,150,34  755,629  297,956  7,042,78
                                     4                           4

1  Meeting was held on August 1st
2  Meeting was held on August 23rd
3  Meeting was held on September 27th
*  Meeting was held on October 30th
** Meeting was adjourned to November 30th

*** Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting
authority.